Inventories	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
INVENTORIES
INVENTORIES
Inventories consist of the following:

	As of December 31,
	2012	2011
In millions
Raw materials and supplies	$89.1	$121.6
Goods and work-in-process	109.1	97.7
Finished goods	49.6	102.5
Total inventories	$247.8	$321.8

In connection with our 2011 Global Plan, we have realigned our operations such that we are primarily manufacturing solar wafers and sourcing solar cells and modules for internal consumption by SunEdison. As a result, effective January 1, 2012, all solar wafer, cell and module inventory is classified as goods and work in process. Finished goods inventory at December 31, 2011 in the above table includes $42.8 million of solar wafer inventory classified as finished goods.

SunEdison inventories of $27.3 million at December 31, 2012 and $58.4 million at December 31, 2011 consist of raw materials and supplies not allocated to a solar energy system. Included in the table above at December 31, 2012, we had $27.7 million of finished goods inventory held on consignment, compared to $28.5 million at December 31, 2011.
During the year ended December 31, 2012, we recorded lower of cost or market charges totaling $3.4 million to work in process and raw materials inventory, primarily related to adverse solar market pricing conditions.
Due to adverse solar market conditions and related price decreases, which led to the reduction of solar wafer production at our Kuching, Malaysia and Portland, Oregon plants and the shuttering of our Merano, Italy plant, we recorded lower of cost or market charges on our raw materials and supplies inventory of $53.7 million, in the year ended December 31, 2011. No such charges were recorded in the year ended December 31, 2010. In addition to the raw materials and supplies inventory charges, we recorded charges of approximately $30.2 million, and $0.4 million, respectively, for goods and work-in-process in the years ended December 31, 2011 and December 31, 2010. Further, we recorded charges for finished goods inventory primarily related to the adverse solar market conditions which led to underutilization of our Kuching solar wafering plant in the amount of $29.7 million and $2.1 million, respectively, for the years ended December 31, 2011 and December 31, 2010.
Due to the earthquake in Japan on March 11, 2011, wafer production in our semiconductor wafer plant in Japan was suspended from that time through April 12, 2011. Due to the unplanned downtime, we recorded a total of $14.9 million of adjustments during the year ended December 31, 2011 as period charges to cost of goods sold for the under absorption of production costs. We recorded no similar adjustments for the years ended December 31, 2012 and December 31, 2010.